                             MASTER ADMINISTRATOR REPORT

                ------------------------------------------------------

                                NAFCO AUTO TRUST - 3

                     For the November 20, 1997 Distribution Date

                     For the period beginning on October 1, 1997
                  and ending on October 31, 1997 (the "Due Period")

                ------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is November 18, 1997.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               October 1, 1997 was . . . . . . . . . . . . . .         .47057859
                                                                ----------------

          (b)  The Pool Factor with respect to
               October 31, 1997 was. . . . . . . . . . . . . .         .44862406
                                                                ----------------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of October 1, 1997
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was. . . . . . . . . . . . .  $  15,538,505.07
                                                                ----------------

          (b)  The Seller Certificate Principal
               Balance as of October 1, 1997 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was.. . . . . . . . . . . . . . . . . . .  $   1,850,029.20
                                                                ----------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

          (a)  The Delinquency Ratio is. . . . . . . . . . . .            *8.74%
                                                                ----------------

          (b)  The Three Month Deliquency Ratio is . . . . . .            *9.32%
                                                                ----------------

          (c)  The Gross Loss Ratio is . . . . . . . . . . . .           *21.75%
                                                                ----------------

          (d)  The Three Month Gross Loss Ratio is . . . . . .           *25.95%
                                                                ----------------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) . . . . . . . . . . . . . . . . . . . . .           *59.05%
                                                                ----------------

          (f)  The Required Reserve Percentage is. . . . . . .            10.00%
                                                                ----------------

          (g)  * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $391,117.33 of claims which are currently in dispute. Such disputed claims represent 12.61% of all eligible claims
 .
               SEE ANNEX C.1 FOR RATIO CALCULATIONS.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is  . . . . . . . . . . . . .     $  81,494.91
                                                                   ------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of prior Due
               Periods is. . . . . . . . . . . . . . . . . . .     $    -0-
                                                                   ------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . .      $ 81,494.91
                                                                    -----------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . .     $    -0-
                                                                   ------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is. . . . . . . . . . . . . . . . .     $   -0-
                                                                   ------------


          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . .     $    -0-
                                                                   ------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . .     $  22,203.55
                                                                   ------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . .     $    -0-
                                                                   ------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is  . . . .     $  22,203.55
                                                                   ------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as
                    of the first day of the Due Period . . . . .  $  233,171.74
                                                                  -------------

              (ii)  The aggregate Insurance Deductible
                    to be deposited by the Seller into the
                    Cash Reserve Account on the Deposit
                    Date with respect to additional Auto
                    Loans acquired . . . . . . . . . . . . . . .  $    -0-
                                                                  ------------

             (iii)  The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible . . . . .  $   19,877.91
                                                                  -------------

              (iv)  The aggregate amount of Monthly
                    Subrogation Amount to be deposited
                    into the Insurance Reserve Amount
                    on the related Deposit Date. . . . . . . . .  $      -0
                                                                  -------------

               (v)  The Insurance Reserve Amount as of
                    the end of the Due Period is . . . . . . . .  $  213,293.83
                                                                  -------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is . . . . . . .  $1,553,850.51
                                                                  -------------

              (ii)  The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is . . . . . . .  $1,634,458.90
                                                                  -------------

             (iii)  The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is . . . . . . . .  $  (80,608.39)
                                                                  -------------

              (iv)  The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is . . . . . . .  $1,553,850.51
                                                                  -------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is . . . . . . . . . . . . . . . . . .  $1,767,144.34
                                                                  -------------

     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . .  $1,045,933.55
                                                                  -------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . .  $   64,171.26
                                                                  -------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was. . . . . . . . . . . . . . . . .  $   14,580.95
                                                                  -------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . . .  $1,124,685.76
                                                                  -------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was. . . . . . . . . . . .       -0-
                                                                  -------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is. . . . . . . .  $1,124,685.76
                                                                  -------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . .  $   81,494.91
                                                                  -------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . .  $    -0-
                                                                  -------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . .  $   22,203.55
                                                                  -------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . . .  $   84,166.90
                                                                  -------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . . .  $  724,938.49
                                                                  -------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . . .  $  809,105.39
                                                                  -------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . . .  $   10,020.99
                                                                  -------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . .  $  138,493.07
                                                                  -------------

          (i)  The amount to be deposited (withdrawn)in
               the Cash Reserve Account is . . . . . . . . . . .  $  (80,608.39)
                                                                  -------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Reinvestment Amount and the
               Partial Payment Amount is . . . . . . . . . . . .  $   63,367.85
                                                                  -------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h) is . . . . . .  $   80,608.39
                                                                  -------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . . .  $  229,122.45
                                                                  -------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of October 31, 1997 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was. . . . . . . .   $14,813,566.58
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of October 31, 1997 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution
               Date or the effect of the computation
               of the Individual Sold Balance relating
               to the purchase of additional Auto
               Loans during the Interest-Only Period
               in accordance with the terms of the
               Pooling and Servicing Agreement) was. . . . . .    $1,711,536.13
                                                                  -------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of November 1997.


                                             NYLIFE SFD Holding INC.
                                              as Master Administrator



                                             By: /s/ Scott Drath
                                                --------------------------
                                              Name:  Scott Drath
                                              Title: Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED November 18, 1997


                      EVENT OF MASTER ADMINISTRATOR TERMINATION

                                         None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED November 18, 1997


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of October 31, 1997 [the close of business on the last day of the Due Period]

              Number of Days           Number of           Aggregate Principal
                Delinquent             Auto Loans          Balance of Auto Loans
              -------------            ----------          ---------------------
              current (0-29)             1314                     $11,277,423
                 30 - 59                  184                       1,753,657
                 60 - 89                   54                         554,227
                90 - 120                   59                         573,704
                over 120                  691                       4,822,587
                                        -----                     -----------
              Totals:                   2,302                     $18,981,598
                                        -----
                                        -----

          Aggregate Principal Balance of Defaulted
          Auto Loans at October 31, 1997                          (2,522,079)
                                                                  -----------

          Aggregate Principal Balance allocable
           to Certificateholders                                  $16,459,519
                                                                  -----------
                                                                  -----------

     2.   TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . .    $866,483.80
                                                                  -----------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period
               was . . . . . . . . . . . . . . . . . . . . . .    $160,375.25
                                                                  -----------
          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was
               [a+b] . . . . . . . . . . . . . . . . . . . . .  $1,026,859.05
                                                                -------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of             Aggregate Principal
               Auto Loans           Balance of Auto Loans
               ----------           ---------------------

                  22                     $203,632.40

     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
                    The Certificate Rate is 6.5%

          (a)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes interest on the Investor
               Certificates at the Certificate Rate, including
               any Shortfall so allocable stated on the basis
               of $1,000 Initial Principal Amount is . . . . .    $  2.548967
                                                                  -----------

         (b)   The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate
               on the basis of $1,000 Initial Principal
               Amount is . . . . . . . . . . . . . . . . . . .    $ 21.954527
                                                                  -----------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . .    $ 24.503494
                                                                  -----------

                                       ANNEX C
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED November 18, 1997

          Calculation of Required Cash Reserve Amount as of the November 20, 1997 Distribution Date.

          (i)       The Investor Certificate Principal Balance equals
                    $15,538,505.07

          (ii)      Required Reserve Percentage equals 10%.

          (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $1,553,850.51

          For purposes of this Annex C, the following term shall have the following meaning:


     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                     ANNEX C.1



                                                                                       RATIOS
                                                                                       ------
1.   DELINQUENCY RATIO:

     October Principal Balance 60+ days (net)  =              1,658,439.01 =            8.74%
     ------------------------------------------        -------------------
       October Aggregate Principal Balance                   18,981,597.86


2.   THREE MONTH DELINQUENCY RATIO:

     Sum of August-October Principal Balances
                       60+ days (net)          =              5,525,392.54 =            9.32%
     ------------------------------------------        -------------------
     Sum of August-October Principal Balances                59,260,723.90


3.   GROSS LOSS RATIO:

     Twelve times the:
       October Principal Balance of Defaulted
            Auto Loans repossessed             =                343,990.49 =           21.75%
     ------------------------------------------        -------------------
       October Aggregate Principal Balance                   18,981,597.86


4.   THREE MONTH GROSS LOSS RATIO:

     Twelve times the:
     Sum of August-October Principal Balances
       of Defaulted Auto Loans repossessed     =              1,281,329.64 =           25.95%
     ------------------------------------------        -------------------
     Sum of August-October Principal Balances                59,260,723.90


5.   ALPI CLAIMS PAYMENT TEST:

         Aggregate Principal Balance of
      ALPI Claims not paid within timeframe    =              1,738,443.94 =           59.05%
     ------------------------------------------        -------------------
       Principal Balance of Eligible Claims                   2,943,812.65

                             MASTER ADMINISTRATOR REPORT

              ----------------------------------------------------------

                                 NAFCO AUTO TRUST - 3

                     For the December 22, 1997 Distribution Date

                     For the period beginning on November 1, 1997
                  and ending on November 30, 1997 (the "Due Period")

              ----------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is December 18, 1997.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect
               to November 1, 1997 was . . . . . . . . . . . . .      .44862406
                                                                 --------------

          (b)  The Pool Factor with respect to
               November 30, 1997 was . . . . . . . . . . . . . .      .42629330
                                                                 --------------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of November 1, 1997
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was. . . . . . . . . . . . . . $14,813,566.58
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of November 1, 1997 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was.. . . . . . . . . . . . . . . . . . . . $ 1,711,536.13
                                                                 --------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

          (a)  The Delinquency Ratio is. . . . . . . . . . . . .        *12.01%
                                                                 --------------

          (b)  The Three Month Deliquency Ratio is . . . . . . .        *10.07%
                                                                 --------------

          (c)  The Gross Loss Ratio is . . . . . . . . . . . . .        *18.65%
                                                                 --------------

          (d)  The Three Month Gross Loss Ratio is . . . . . . .        *25.38%
                                                                 --------------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) . . . . . . . . . . . . . . . . . . . . . .        *49.01%
                                                                 --------------

          (f)  The Required Reserve Percentage is. . . . . . . .         10.00%
                                                                 --------------

          (g)  * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $496,001.95 of claims which are currently in dispute. Such disputed claims represent 28.81% of all eligible claims.

               SEE ANNEX C.1 FOR RATIO CALCULATIONS.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is  . . . . . . . . . . . . . . $    81,814.72
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is. . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . . . $    81,814.72
                                                                 --------------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is  . . . . . . . . . . . . . . . . . $     -0-
                                                                 --------------


          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . . $     -0-
                                                                 --------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . . . $    17,237.48
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is  . . . . . $    17,237.48
                                                                 --------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)   The Insurance Reserve Amount as
                     of the first day of the Due Period. . . . . $   213,293.83
                                                                 --------------

               (ii)  The aggregate Insurance Deductible
                     to be deposited by the Seller into the
                     Cash Reserve Account on the Deposit
                     Date with respect to additional Auto
                     Loans acquired. . . . . . . . . . . . . . . $     -0-
                                                                 --------------

               (iii) The aggregate amount to be withdrawn
                     from the Insurance Reserve Amount,
                     deposited into the Collection Account
                     and applied against the aggregate
                     amount of the Insurance Deductible. . . . . $    11,819.45
                                                                 --------------

               (iv)  The aggregate amount of Monthly
                     Subrogation Amount to be deposited
                     into the Insurance Reserve Amount
                     on the related Deposit Date . . . . . . . . $     -0-
                                                                 --------------

               (v)   The Insurance Reserve Amount as of
                     the end of the Due Period
                     is. . . . . . . . . . . . . . . . . . . . . $   201,474.38
                                                                 --------------

          (b)  The Available Cash Reserve Amount

               (i)   The Required Cash Reserve Amount
                     (assuming all withdrawals or deposits to
                     be made with respect to the current
                     Distribution Date are made) is. . . . . . . $ 1,481,356.66

                                                                 --------------
               (ii)  The Available Cash Reserve Amount
                     available for deposit to the Collection
                     Account on the related Deposit Date
                     (prior to any withdrawals or deposits
                     to be made with respect to the current
                     Distribution Date are made) is. . . . . . . $ 1,553,850.51
                                                                 --------------

               (iii) The amount to be deposited to
                     (withdrawn from) the Available Cash
                     Reserve Amount with respect to the
                     current Distribution Date is. . . . . . . . $   (72,493.85)
                                                                 --------------

               (iv)  The Available Cash Reserve Amount
                     available for deposit to the Collection
                     Account on the related Deposit Date
                     (after any withdrawals or deposits to be
                     made with respect to the current
                     Distribution Date are made) is. . . . . . . $ 1,481,356.66
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is . . . . . . . . . . . . . . . . . . $ 1,682,831.04
                                                                 --------------

     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . . $   861,383.90
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . . $    63,367.85
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was  . . . . . . . . . . . . . . . . $    11,841.57
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . . . $   936,593.32
                                                                 --------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was. . . . . . . . . . . . $     -0-
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is. . . . . . . . $   936,593.32
                                                                 --------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . . $    81,814.72
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . . $    17,237.48
                                                                 --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . . . $    80,240.15
                                                                 --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . . . $   737,361.96
                                                                 --------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . . . $   817,602.11
                                                                 --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . . . $     -0-
                                                                 --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . . $     -0-
                                                                 --------------

          (i)  The amount to be deposited (withdrawn)in
               the Cash Reserve Account is . . . . . . . . . . . $   (72,493.85)
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Reinvestment Amount and the
               Partial Payment Amount is . . . . . . . . . . . . $    67,496.80
                                                                 --------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h) is . . . . . . $    24,936.06
                                                                 --------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . . . $    24,936.06
                                                                 --------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of November 30, 1997 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was. . . . . . . . . $14,076,204.62
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of November 30, 1997 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution
               Date or the effect of the computation
               of the Individual Sold Balance relating
               to the purchase of additional Auto
               Loans during the Interest-Only Period
               in accordance with the terms of the
               Pooling and Servicing Agreement) was. . . . . . . $ 1,711,536.13
                                                                 --------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of December 1997.


                                              NYLIFE SFD Holding INC.
                                               as Master Administrator



                                              By: /s/ Scott Drath
                                                 ------------------------------
                                               Name:  Scott Drath
                                               Title: Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED December 18, 1997


                      EVENT OF MASTER ADMINISTRATOR TERMINATION

                                         None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED December 18, 1997


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of November 30, 1997 [the close of business on the last day of the Due Period]

                Number of Days         Number of            Aggregate Principal
                  Delinquent           Auto Loans          Balance of Auto Loans
                --------------         ----------          ---------------------

                current (0-29)           1239                   $10,344,091
                   30 - 59                206                     1,903,659
                   60 - 89                 57                       594,948
                   90 - 120                40                       388,461
                   over 120               735                     5,103,897
                                        -----                   -----------
               Totals:                  2,277                   $18,355,056
                                        -----
                                        -----


          Aggregate Principal Balance of Defaulted
          Auto Loans at November 30, 1997. . . . . . . . . . . .     (2,694,829)
                                                                 --------------

          Aggregate Principal Balance allocable
          to Certificateholders. . . . . . . . . . . . . . . . . $   15,640,227
                                                                 --------------
                                                                 --------------

     2.   TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   679,886.02
                                                                 --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   165,549.48
                                                                 --------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . . . $   845,435.50
                                                                 --------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of                               Aggregate Principal
              Auto Loans                              Balance of Auto Loans
              ----------                              ---------------------

                 35                                        $349,946.06

     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
          The Certificate Rate is 6.5%

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is. . . . . . . . $     2.430047
                                                                 --------------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . . . $    22.330768
                                                                 --------------

          (c)  The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . . . $    24.760815
                                                                 --------------

                                      ANNEX C
                                         TO
                            MASTER ADMINISTRATOR REPORT
                              DATED December 18, 1997

Calculation of Required Cash Reserve Amount as of the December 22, 1997 Distribution Date.

               (i)   The Investor Certificate Principal
                     Balance equals $14,813,566.58

               (ii)  Required Reserve Percentage equals 10%.

               (iii) The Required Cash Reserve Amount equals (the product of (i)
                     and (ii)) $1,481,356.66

               For purposes of this Annex C, the following term shall have the following meaning:


     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
               Required Reserve Percentage on each succeeding Payment
               Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
               Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                     ANNEX C.1



                                                                                       RATIOS
                                                                                       ------
1.   DELINQUENCY RATIO:

     November Principal Balance 60+ days (net) =              2,202,199.40 =           12.01%
     ------------------------------------------        -------------------
       November Aggregate Principal Balance                  18,335,056.41


2.   THREE MONTH DELINQUENCY RATIO:

     Sum of September-November Principal Balances
                       60+ days (net)          =              5,744,587.07 =           10.07%
     ------------------------------------------        -------------------
     Sum of September-November Principal Balances            57,066,260.67


3.   GROSS LOSS RATIO:

     Twelve times the:
       November Principal Balance of Defaulted
            Auto Loans repossessed             =                285,005.27 =           18.65%
     ------------------------------------------        -------------------
       November Aggregate Principal Balance                  18,335,056.41


4.   THREE MONTH GROSS LOSS RATIO:

     Twelve times the:
     Sum of September-November Principal Balances
       of Defaulted Auto Loans repossessed     =              1,206,766.66 =           25.38%
     ------------------------------------------        -------------------
     Sum of September-November Principal Balances            57,066,260.67


5.   ALPI CLAIMS PAYMENT TEST:

         Aggregate Principal Balance of
      ALPI Claims not paid within timeframe    =                843,616.17 =           49.01%
     ------------------------------------------        -------------------
       Principal Balance of Eligible Claims                   1,721,388.46

                           MASTER ADMINISTRATOR REPORT

         ------------------------------------------------------------

                               NAFCO AUTO TRUST - 3

                  For the January 20, 1998 Distribution Date

                 For the period beginning on December 1, 1997
              and ending on December 31, 1997 (the "Due Period")

         ------------------------------------------------------------


     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is January 15, 1998.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               December 1, 1997 was. . . . . . . . . . . . . .       .42629330
                                                                ---------------

          (b)  The Pool Factor with respect to
               December 31, 1997 was . . . . . . . . . . . . .       .40244984
                                                                ---------------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of December 1, 1997
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was. . . . . . . . . . . . .  $ 14,076,204.62
                                                                ---------------

          (b)  The Seller Certificate Principal
               Balance as of December 1, 1997 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was . . . . . . . . . . . . . . . . . . .  $ 1,711,536.13
                                                                ---------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

     (a)  The Delinquency Ratio is . . . . . . . . . . . . . .          *11.91%
                                                                ---------------

     (b)  The Three Month Deliquency Ratio is. . . . . . . . .          *10.85%
                                                                ---------------

     (c)  The Gross Loss Ratio is. . . . . . . . . . . . . . .          *16.09%
                                                                ---------------

     (d)  The Three Month Gross Loss Ratio is. . . . . . . . .          *18.90%
                                                                ---------------

     (e)  The percentage of eligible claims on the
          ALPI policy not paid in a timely manner
          is(*). . . . . . . . . . . . . . . . . . . . . . . .         * 52.31%
                                                                ---------------

     (f)  The Required Reserve Percentage is . . . . . . . . .           10.00%
                                                                ---------------

     (g)  * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $478,056.63 of claims which are currently in dispute. Such disputed claims represent 25.44% of all eligible claims.

          SEE ANNEX C.1 FOR RATIO CALCULATIONS.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is. . . . . . . . . . . . . .  $     77,454.77
                                                                ---------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is  . . . . . . . . . . . . .  $      -0-
                                                                ---------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . .  $     77,454.77
                                                                ---------------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . .  $       -0-
                                                                ---------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is  . . . . . . . . . . . . . . . .  $       -0-
                                                                ---------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is  . . . .  $       -0-
                                                                ---------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . .  $     19,121.76
                                                                ---------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . .  $       -0-
                                                                ---------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . .  $     19,121.76
                                                                ---------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as
                    of the first day of the Due Period . . . .  $    201,474.38
                                                                ---------------

               (ii) The aggregate Insurance Deductible
                    deposited by the Seller into the
                    Cash Reserve Account with respect
                    to Auto Loans acquired.. . . . . . . . . .  $    130,000.00
                                                                ---------------

               (iii)The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible . . . .  $     51,886.11
                                                                ---------------

               (iv) The aggregate amount of Monthly
                    Subrogation Amount to be deposited
                    into the Insurance Reserve Amount
                    on the related Deposit Date. . . . . . . .  $       -0
                                                                ---------------

               (v)  The Insurance Reserve Amount as of
                    the end of the Due Period
                    is . . . . . . . . . . . . . . . . . . . .  $    279,588.27
                                                                ---------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is . . . . . .  $  1,407,620.46
                                                                ---------------

               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is . . . . . .  $  1,481,356.66
                                                                ---------------

               (iii)The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is . . . . . . .  $   (73,736.20)
                                                                ---------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is . . . . . .  $  1,407,620.46
                                                                ---------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is . . . . . . . . . . . . . . . . .  $  1,687,208.73
                                                                ---------------

     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . .  $    954,721.33
                                                                ---------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . .  $     67,496.80
                                                                ---------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was. . . . . . . . . . . . . . . .  $     12,985.47
                                                                ---------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . .  $  1,035,203.60
                                                                ---------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
                      the related Due Period was . . . . . . .  $        -0-
                                                                ---------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is. . . . . . .  $  1,035,203.60
                                                                ---------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . .  $     77,454.77
                                                                ---------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . .  $       -0-
                                                                ---------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . .  $     19,121.76
                                                                ---------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . .  $     76,246.11
                                                                ---------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . .  $    787,310.80
                                                                ---------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . .  $    863,556.91
                                                                ---------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . .  $      8,800.59
                                                                ---------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . .  $         -0-
                                                                ---------------

          (i)  The amount to be deposited (withdrawn)in
               the Cash Reserve Account is . . . . . . . . . .  $   (73,736.20)
                                                                ---------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Reinvestment Amount and the
               Partial Payment Amount is . . . . . . . . . . .  $     66,269.57
                                                                ---------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h) is . . . . .  $     73,736.20
                                                                ---------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . .  $     82,536.79
                                                                ---------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of December 31, 1997 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was. . . . . . . .  $ 13,288,893.82
                                                                ---------------

          (b)  The Seller Certificate Principal
               Balance as of December 31, 1997 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution
               Date or the effect of the computation
               of the Individual Sold Balance relating
               to the purchase of additional Auto
               Loans during the Interest-Only Period
               in accordance with the terms of the
               Pooling and Servicing Agreement) was. . . . . .  $  1,711,536.13
                                                                ---------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of January 1998.


                    NYLIFE SFD Holding INC.
                    as Master Administrator



                    By:   /s/ Scott Drath
                       -----------------------
                       Name:  Scott Drath
                       Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1998


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1998


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of December 31, 1997 [the close of business on the last day of the Due Period]

             Number of Days         Number of             Aggregate Principal
               Delinquent          Auto Loans            Balance of Auto Loans
             --------------        ----------            ---------------------

             current (0-29)           1218                       $  9,905,768
                 30 - 59               181                          1,662,313
                 60 - 89                56                            509,173
                90 - 120                36                            345,310
                over 120               764                          5,198,000
                                   -------                       ------------
                 Totals:             2,255                       $ 17,620,564
                                   -------
                                   -------

          Aggregate Principal Balance of Defaulted
          Auto Loans at December 31, 1997                           (2,855,127)
                                                                ---------------

          Aggregate Principal Balance allocable
          to Certificateholders                                     $14,765,437
                                                                ---------------
                                                                ---------------

     2.   TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . .  $    701,821.62
                                                                ---------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . .  $    202,240.83
                                                                ---------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . .  $    904,062.45
                                                                ---------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                Number of                       Aggregate Principal
               Auto Loans                      Balance of Auto Loans
               ----------                      ---------------------

                  38                                 $406,193.42

     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.

                  The Certificate Rate is 6.5%

         (a)   The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is  . . . . . .  $      2.309089
                                                                ---------------

         (b)   The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . .  $     23.843452
                                                                ---------------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . .  $     26.152541
                                                                ---------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1998

          Calculation of Required Cash Reserve Amount as of the January 20, 1998 Distribution Date.

          (i)   The Investor Certificate Principal Balance equals $14,076,204.62

          (ii)  Required Reserve Percentage equals 10%.

          (iii) The Required Cash Reserve Amount equals (the product of (i) and
                (ii)) $1,407,620.46

          For purposes of this Annex C, the following term shall have the following meaning:


     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
               Required Reserve Percentage on each succeeding Payment
               Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
               Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                     ANNEX C.1



                                                                                       RATIOS
                                                                                       ------
1.   DELINQUENCY RATIO:

     December Principal Balance 60+ days (net) =              2,099,031.37 =           11.91%
     ------------------------------------------        -------------------
       December Aggregate Principal Balance                  17,620,564.73


2.   THREE MONTH DELINQUENCY RATIO:

     Sum of October-December Principal Balances
                       60+ days (net)          =              5,959,669.78 =           10.85%
     ------------------------------------------        -------------------
     Sum of October-December Principal Balances              54,937,219.00


3.   GROSS LOSS RATIO:

     Twelve times the:
     December Principal Balance of Defaulted
            Auto Loans repossessed             =                236,279.44 =           16.09%
     ------------------------------------------        -------------------
       December Aggregate Principal Balance                  17,620,564.73


4.   THREE MONTH GROSS LOSS RATIO:

     Twelve times the:
     Sum of October-December Principal Balances
       of Defaulted Auto Loans repossessed     =                865,275.20 =           18.90%
     ------------------------------------------        -------------------
     Sum of October-December Principal Balances              54,937,219.00


5.   ALPI CLAIMS PAYMENT TEST:

         Aggregate Principal Balance of
      ALPI Claims not paid within timeframe    =                982,953.93 =           52.31%
     ------------------------------------------        -------------------
       Principal Balance of Eligible Claims                   1,879,034.40